UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 15, 2018

Cognex Corporation
(Exact Name of Registrant as Specified in Charter)
Massachusetts
(State or Other Jurisdiction of Incorporation)

001-34218	04-2713778
(Commission File Number)	(IRS Employer Identification No.)

One Vision Drive, Natick, Massachusetts	01760-2059
(Address of Principal Executive Offices)	(Zip Code)

(508) 650-3000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company     ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ⃞

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 15, 2018, J. Bruce Robinson resigned from the Board of Directors of Cognex Corporation (the “Company”), effective as of February 23, 2018.  Mr. Robinson also served on the Compensation/Stock Option Committee of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COGNEX CORPORATION

Date:	February 21, 2018	By:	/s/ John J. Curran
			Name:	John J. Curran
			Title:	Senior Vice President of Finance,
Chief Financial Officer and Treasurer